UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

TimeFireVR, Inc.

(Exact name of the registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1607 Ponce de Leon Ave, Suite 407, San Juan, PR 00909

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (833) 373-3228

7150 E. Camelback Rd. Suite 444, Scottsdale AZ 85251

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 1 – RegISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

Share Exchange Agreement with Red Cat Propware, Inc.

Effective May 15, 2019, we closed a Share Exchange Agreement (the “SEA”) with Red Cat Propware, Inc., a Nevada corporation (“Red Cat”) and each of the shareholders of Red Cat (the “Acquisition”). Under the SEA, we acquired all of the issued and outstanding capital stock of Red Cat, in exchange for our issuance to the Red Cat shareholders of: (i) 236,000,000 shares of our common stock, and (ii) 2,169,068.0554 shares of our newly-designated Series A Preferred Stock. Our new Series A Preferred Stock is convertible to common stock at a ratio of 10,000 shares of common stock for each share of preferred stock held, and votes together with the common stock on an as-converted basis. The new Series A Preferred Stock will convert automatically to common stock upon the effectiveness of any future reverse split of our common stock. In total, the common stock and Series A Preferred Stock issued under the SEA will constitute approximately 83.33% of our issued an outstanding share capital on a fully-diluted basis. With the exception of shares held by the President of Red Cat, Jeffrey Thompson, the convertibility of shares of Series A Preferred Stock is limited such that a holder of Series A Preferred Stock may not convert Series A Preferred Stock to our common stock to the extent that the number of shares of common stock to be issued pursuant to such conversion, when aggregated with all other shares of common stock owned by the holder at such time, would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) more than 4.99% of all of our common stock outstanding.

Exchange Agreements with Holders of Series E Convertible Preferred Stock, Promissory Notes, Options, and Warrants

Immediately prior to the closing of the SEA, we entered into Securities Exchange Agreements (the “Exchange Agreements”) with each of the holders of our outstanding Series E Convertible Preferred Stock, Promissory Notes, Options, and Warrants (collectively, the “Exchange Securities”). The holders of the Exchange Securities were issued, in exchange for their Exchange Securities, a total of 4,212,645.28 shares of our newly-designated Series B Preferred Stock. Gary Smith, a director, exchanged outstanding stock options for Series B Preferred Stock convertible into 4 million shares of common stock and resigned in connection with the closing of the Acquisition. Our new Series B Preferred Stock is convertible to common stock at a ratio of 1,000 shares of common stock for each share of preferred stock held, and votes together with the common stock on an as-converted basis. In total, the Series B Preferred Stock issued under the Exchange Agreement will constitute approximately 15.64% of our issued an outstanding share capital on a fully-diluted basis. The convertibility of shares of Series B Preferred Stock is also limited such that a holder of Series B Preferred Stock may not convert Series B Preferred Stock to our common stock to the extent that the number of shares of common stock to be issued pursuant to such conversion, when aggregated with all other shares of common stock owned by the holder at such time, would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) more than 4.99% of all of our common stock outstanding. Series B Preferred Stock does not have an automatic conversion feature.

Issuance of RSUs to Jonathan Read

Also concurrently with the SEA, our director and former CEO, Jonathan Read, received Restricted Stock Units (“RSUs”) for 500 million shares of common stock in exchange for $35,000 of past due compensation. The RSUs issued to Mr. Read will constitute approximately 0.19% of our issued an outstanding share capital on a fully-diluted basis. The underlying shares of common stock are fully vested and will be delivered in 2 years, and are not transferable or entitled to voting rights prior to delivery.

Issuance of New Warrant and Series A and Series B Preferred Stock to Cavalry Fund I LP

In connection with the SEA, we also issued a new Warrant to Cavalry Fund I LP (“Cavalry”), in exchange for a Warrant previously issued to Cavalry by Red Cat. This warrant exchange was conducted at the same ratio as our exchange of common and Series A Preferred Stock with the shareholders of Red Cat, and the new Warrant contains the same material terms as the prior Red Cat warrant. The new Warrant issued to Cavalry permits Cavalry to purchase up to 563,848,196 shares of our common stock at a price of $0.00027 per share, exercisable for a period of 5 years. Shares issuable upon exercise of the Warrant have piggy-back registration rights. Cavalry held convertible notes, warrants, and Series E Preferred Stock which it exchanged for Series B Preferred Stock convertible into 3,224,742,332 shares of common stock and received Series A Preferred Stock convertible into 563,848,196 shares of common stock, and received Series A Preferred Stock convertible into 563,848,196 shares of common stock. Both the Series A and Series B Preferred Stock have 4.99% beneficial ownership limitations.

Redemption of old Series A Preferred Stock

Immediate prior to the closing of the SEA and the Exchange Agreements, the 100 shares of our old Series A Preferred Stock held by Jonathan Read were redeemed by the company and cancelled.

Resulting Capital Structure

Following the transactions described above, there are no longer any outstanding shares of Series E Convertible Preferred Stock, promissory notes, options, or warrants, with the sole exceptions of the RSU’s granted to Mr. Read and the new Warrant issued to Cavalry and 3,333,3333 Warrants held by a former advisor to the company’s legacy business. Our resulting capital structure, on a fully-diluted basis, is as follows:

Category	Security Held	Number of Shares	Common Stock Equivalents
Existing Common Shareholders	Common Stock	235,460,470	235,460,470
Former Red Cat Shareholders	Common Stock	236,000,000	236,000,000
Former Red Cat Shareholders	Series A Preferred Stock	2,169,068.0554	21,690,680,554
Cavalry Fund I LP	Warrant	563,848,196	563,848,196
Former Holders of Exchange Securities	Series B Preferred Stock	4,212,645.28	4,212,645,280
Jonathan Read	Restricted Stock Units	50,000,000	50,000,000
Warrant holder	Warrants	3,333,333	3,333,333
Total			26,991,967,833

Following the closing of the SEA and related transactions, we have approximately 471,460,470 shares of common stock issued and outstanding.

Section 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01, above, are hereby incorporated by reference into this Item 2.01. As a result of the SEA, Red Cat is now our wholly-owned subsidiary. We intend to focus primarily on the business of Red Cat going forward. Red Cat offers secure, cloud-based analytics, storage, and services for drones. Its primary product is Black Box by Red Cat. Black Box by Red Cat is a blockchain technology that records all information from a drone much like a traditional airliner black box.  Red Cat sends the information directly to the cloud and clones the drone in real time. This information can then be viewed using Red Cat’s analytics platform with a secure login.

Prior to the Acquisition, there were no material relationships between us and Red Cat, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

The Acquisition will be accounted for as a “reverse acquisition,” as the stockholders of Red Cat possess majority voting control of the company immediately following the Acquisition and now control our board of directors. Red Cat is deemed to be the accounting acquirer in the reverse acquisition. Consequently, the assets and liabilities and the historical operations of Red Cat prior to the Acquisition will be reflected in the financial statements and will be recorded at the historical cost basis of Red Cat. Our consolidated financial statements after completion of the Acquisition will include the assets and liabilities of both companies, the historical operations of Red Cat, and our operations from the closing date of the Acquisition. As a result of the issuance of the shares of our common stock and shares of Series A Preferred Stock pursuant to the Acquisition, a change in control of the Company occurred on May 15, 2019. Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a future change of control of the Company. We will continue to be a “small business issuer,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the Acquisition.

Section 3 – SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities

As described above, we issued 236,000,000 shares of common stock and 2,169,068.0554 shares of Series A Preferred Stock to the former shareholders of Red Cat. As represented in the SEA, each of these shareholders is an “accredited investor” within the meaning of Rule 501 under the Securities Act. In addition, we issued 4,212,645.28 shares of Series B Preferred Stock to various holders of the Exchange Securities, as described above. As represented in the Exchange Agreements, each of the former holders of the Exchange Securities is an “accredited investor” within the meaning of Rule 501 under the Securities Act. We engaged in no general solicitation or advertising in connection with the SEA and the Exchange Agreements. The issuance of the common stock, Series A Preferred Stock, and Series B Preferred Stock as described herein was exempt from registration under Rule 506 of Regulation D under the Securities Act. The exchange of other securities for the Series B Preferred Stock was also exempt under Section (9a)(9) of the Securities Act.

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant

As a result of the issuance of shares of our common stock and shares of Series A Preferred Stock pursuant to the SEA, a change in control of the Company occurred on May 15, 2019. Our controlling shareholder is now Jeffrey M. Thompson, the founder, CEO, and former majority shareholder of Red Cat. Mr. Thompson now holds 236,000,000 shares of common stock and 1,433,007.8398 shares of our new Series A Preferred Stock. As a result, he is the beneficial owner of approximately 50.06% of our common stock and the holder of 54.07% of all of our capital stock on a fully-diluted basis. Under the terms of the SEA, Mr. Thompson has been appointed as a member of the Board of Directors. In addition, Red Cat has the right to nominate up to 3 additional new members to the Board of Directors, and has appointed 2 new board members in addition to Mr. Thompson. The appointment of these other 2 members is subject to compliance with Rule 14f-1 under the Exchange Act.

Other than as set forth in the SEA, there are no other arrangements which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Concurrently with the closing of the SEA, our Board of Directors appointed the founder and President of Red Cat, Jeffrey Thompson, to serve as our new President, CEO, Secretary, Treasurer and member of the Board of Directors. Jonathan Read, who has resigned from his position as CEO, will continue to serve the company as a member of the Board of Directors. Gary Smith resigned from the Board of Directors. Our Chief Financial Officer, Jessica Smith, will also continue to serve in that position going forward. Further, effective ten (10) days after mailing to shareholders of a Schedule 14f-1 regarding the proposed change in our board, two additional members of the Board of Directors nominated by Red Cat will be appointed – Patrick T. Mitchell and Nicholas R. Liuzza, Jr.

Jeffrey Thompson – President, CEO, and Director, age 54, is the founder and CEO of Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft. He founded Red Cat Propware, Inc. in 2016. Since January of 2019, Mr. Thompson has been a member of the board of directors of Exactus, Inc., a producer and marketer of products made from industrial hemp containing cannabidiol (CBD), currently traded on the OTCQB venture market. In December 1999 he founded Towerstream Corp. Towerstream Corp. became a publicly traded company on the NASDAQ in June 2007, when Mr. Thompson was president, chief executive officer and a director. In 1994, Mr. Thompson founded EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997) and became eFortress through 1999. Mr. Thompson holds a B.S. degree from the University of Massachusetts.

Nicholas Liuzza Jr. – Director (proposed), age 53, serves as an Executive Vice President of Real Matters, Inc. a network management services provider for the mortgage lending and insurance industries, a position he has held from April of 2016 to the present. Real Matters, Inc. is listed on the Toronto Stock Exchange. Mr. Liuzza was also the founder and CEO of Linear Settlement Services, LLC, a title insurance agency acquired by Real Matters, Inc. As an innovator and a driving force behind Linear’s technology strategy, he was responsible for building the company into one of the top independent title insurance agencies in the U.S. Mr. Liuzza has more than 20 years of experience as an entrepreneur, with a proven track record for driving growth and building leading market positions. In 2001, he was the President of New Age Nurses & New Age Staffing, a healthcare staffing company which he grew into a national provider of healthcare personnel services which became the platform for a reverse merger upon its acquisition in 2003.  Prior to that, Mr. Liuzza was Executive Vice President of AMICUS Legal Staffing, a national staffing services provider with a specialization in real estate transactions. Under his leadership, AMICUS Legal Staffing became one of the largest privately held legal staffing companies in the U.S. Mr. Liuzza started his career with Xerox Corporation in 1988.

Patrick T. Mitchell – Director (proposed), age 58, is the Chief Executive Officer of The Carpenter Health Network, a leading health care provider in the Gulf Coast region providing a continuum of services including nursing, home care, hospice, and rehabilitation care. In 2002, he founded St. Joseph Hospice with the mission of providing peace, comfort and dignity to those facing terminal illness. The Carpenter Health Network was created in 2014 as the parent company of St. Joseph Hospice and its sister companies. In 2006, he formed STAT Home Health, leading to Louisiana’s first AIM Palliative Home Health Program that helps seriously ill patients who lack coordinated hospital, home health and hospice care. In 2013, he created Homedica to improve the patient experience and reducing hospitalizations by enabling physicians and mid-level care providers to make house calls. Mr. Mitchell is a graduate of the University of Louisiana-Monroe.

None of our new officers and directors have had had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have written employment agreements or other formal compensation agreements with any of our new officers and directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

As discussed in Item 1.01, above, we have designated two new classes of preferred stock – Series A Preferred Stock and Series B Preferred Stock. The rights and preferences of these new classes of common stock are discussed in Item 1.01, above, which is incorporated herein by reference. Further, as a result of the Exchange Agreements, we no longer have any outstanding shares of Series E Preferred Stock, and the designation for that class has been withdrawn. Finally, due to the redemption of our old Series A Preferred Stock, no shares of that class exist, and its designation has also been withdrawn.

Section 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On May 16, 2019, we released the press release furnished herewith as Exhibit 99.1.

Section 8 – OTHER EVENTS

Item 8.01	Other Events

As a result of our acquisition of Red Cat and the resulting transition in business focus, investors in our common stock may face different and/or additional risks than those previously applicable to investors in the company. Certain risks relating to the business and operations of Red Cat are as follows:

Risks Related to Our Company and Business

If we do not obtain additional financing, our business development plans will be delayed and we may not achieve profitable operations.

We will require significant additional capital to execute on our business development plans. We intend to seek additional funds through private placements of our common stock or other securities. Our business plan calls for incurring expenses for the ongoing development and marketing of our Blockbox product. If no additional financing is secured, we may have to significantly curtail our plan of operations. If that is the case, our business will not grow as desired. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement of funds. Consequently, there can be no assurance that we will be able to obtain access to capital as and when needed or, if so, that the terms of any available financing will be commercially reasonable. If we are unable to raise suitable financing, our business development plans may be delayed and we may be unable to achieve profitable operations.

Since we have limited operating history and no revenues from operations to date, we can provide no assurance that we will be able to achieve or maintain profitability. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a newer enterprise.

We have limited financial resources and have not yet generated revenues. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by an emerging growth company starting a new business enterprise and the highly competitive environment in which we will operate. Since we have a limited operating history and lack a track record of revenues, we cannot assure you that our business will be profitable or that we will ever generate sufficient revenues to fully meet our expenses and totally support our anticipated activities.

Our ability to continue as a business and implement our business plan will depend on our ability to raise sufficient funds. There is no assurance that any debt or equity offerings will be successful or that we will remain in business or be able to implement our business plan if the offerings are not successful.

If we experience difficulties in introducing our products, we may experience negative publicity, loss of sales, a delay in market acceptance, or customer dissatisfaction.

Our future financial performance depends on the successful and timely development, introduction and market acceptance of our Black Box product, together with such additional upgrades and improvements as will be implemented in the future. The market for drone data analytics services and related data storage is an emerging one characterized by rapid technological change, changing customer needs and evolving industry standards. The introduction of products or computer systems employing new technologies and new, competing industry standards could render our products obsolete and unmarketable, or cause customers to defer orders for our product.

In order to grow revenues, we will depend on ever-increasing market acceptance of our products and, ultimately, the adoption of our products as new industry standards. Therefore, it is important that our customers are satisfied with their initial product implementations.

If the implementation of our product proves difficult, costly or time-consuming, our customers could become dissatisfied.

Our products may need to integrate with many different disparate systems operated by our customers. If this integration proves to be complex, time consuming or expensive, or causes delays in the deployment of our products, customers may become dissatisfied with our products, resulting in reduced sales, decreased revenues and damage to our reputation.

If we are unable to successfully market our products or our products do not perform as expected, our business and financial condition will be adversely affected.

We are subject to the risks generally associated with new product introductions and applications, including lack of market acceptance and failure of products to perform as expected. There can be no assurance that we will be successful in marketing our Black Box product to the drone community. Our success will depend on our ability to grow our customer network and to develop additional sales channels on cost-effective terms. Our marketing efforts may not be sufficient to generate significant and ongoing sales. Further, if our products do not perform as expected by consumers, either in terms of technological performance, ease-of-use, or perceived value, our ability to expand our product distribution and grow overall sales will be severely impaired.

Because of pressures from competitors with more resources, we may fail to implement our business strategy profitably.

The market for drone data analytics and related services is competitive and we expect competition to increase in the future.  We will compete with larger and more established companies that have longer operating histories, greater name recognition, access to larger customer bases and distribution networks, and significantly greater financial, technical and marketing resources than we do.  As a result, they may be able to adapt more quickly to changes in technology and customer needs and they may devote greater resources to the promotion and sale of their products than we will.  In addition, they may have more firmly established financial and sales relationships in the industry. Therefore, we cannot be sure that we will be able to successfully implement our business strategy in the face of such competition. If we cannot compete effectively, we may experience low gross margins or a failure to establish and maintain market share, either of which will materially adversely affect our business, operating results and financial condition.

If we are unable to manage growth, our operations could be adversely affected.

Our progress is expected to require the full utilization of our management, financial and other resources, which to date has occurred with limited working capital. Our ability to manage growth effectively will depend on our ability to improve and expand operations, including our financial and management information systems, and to recruit, train and manage sales, management, and technical personnel. There can be no assurance that management will be able to manage growth effectively.

If we do not properly manage the growth of our business, we may experience significant strains on our management and operations and disruptions in our business. Various risks arise when companies grow quickly. If our business or industry grows too quickly, our ability to meet customer demand in a timely and efficient manner could be challenged. We may also experience development delays as we seek to meet increased demand for our products. Our failure to properly manage the growth we might experience could negatively impact our ability to execute on our operating plan and, accordingly, could have an adverse impact on our business, our cash flow and results of operations, and our reputation with our current or potential customers.

Our business and growth may suffer if we are unable to attract and retain key employees.

Our ability to expand operations to accommodate our anticipated growth will also depend on our ability to attract and retain qualified media, management, finance, marketing, sales and technical personnel. However, competition for these types of employees is intense due to the limited number of qualified professionals. Our ability to meet our business development objectives will depend in part on our ability to recruit, train and retain top quality people with advanced skills who understand our business. We hope that we will be able to attract competent employees, but no assurance can be given that we will be successful in this regard. If we are unable to engage and retain the necessary personnel, our business may be materially and adversely affected.

Risks Related to General Legal Uncertainty

If we are the subject of significant future product liability or related lawsuits, our business will likely fail.

As a seller of services for the computerized analysis of drone aircraft performance, we face some risk that our data analytics and related services may be alleged to have failed to detect or prevent a drone malfunction that results in damage to persons or property. We currently do not maintain product liability or general liability insurance and we may not be able to obtain such coverage in the future or such coverage may not be adequate to cover all potential claims. Moreover, even if we are able to maintain sufficient insurance coverage in the future, any successful claim could significantly harm our business, financial condition and results of operations.

If we are unable to protect our intellectual property, we may lose valuable assets.

Our ability to compete will depend upon our proprietary software and related technologies. We rely on trade secret and patent laws to protect our intellectual property. Despite our efforts to protect our intellectual property, a third party could copy or otherwise obtain our software or other proprietary information without authorization, or could develop software competitive to ours. Our means of protecting our proprietary rights may not be adequate and our competitors may independently develop similar technology or duplicate our products.

We may have to resort to litigation to enforce our intellectual property rights, to protect our trade secrets or know-how, or to determine their scope, validity or enforceability. Enforcing or defending our proprietary technologies could be expensive, could cause the diversion of our resources, and may not prove successful. Our protective measures may prove inadequate to protect our proprietary rights, and any failure to enforce or protect our rights could cause us to lose a valuable asset.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation
3.2	Certificate of Designation for Series A Preferred Stock
3.3	Certificate of Designation for Series B Preferred Stock
10.1	Share Exchange Agreement with Red Cat Propware, Inc.
10.2	Warrant issued to Cavalry Fund I LP
10.3	Restricted Stock Unit Agreement with Jonathan Read
10.4	Securities Exchange Agreement with Cavalry Fund I LP
10.5	Securities Exchange Agreement with L1 Capital Global Opportunities Master Fund Ltd.
10.6	Securities Exchange Agreement with Digital Power Lending, LLC
10.7	Securities Exchange Agreement with Gary Smith
10.8	Securities Exchange Agreement with Edward Slade Mead
10.9	Letter Agreement with Jonathan Read
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

TimeFireVR, Inc.

Date: May 16, 2019	By: /s/ Jeffrey Thompson
Jeffrey Thompson
President and Chief Executive Officer